EXHIBIT 23.4


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our reports dated April 30, 1998, included in the Proxy Statement of Mustang.com that is made a part of the Registration Statement on Form S-4 and related Prospectus of Quintus Corporation.

                                        /s/ Ernst & Young LLP


Palo Alto, California
March 24, 2000


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